Exhibit 99.1

Third Quarter 2015 Investor Call

November 3, 2015

Oncor Electric Delivery

Forward Looking Statements

This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor’s SEC filings, the forward-looking statements in this presentation could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; any impacts on us as a result of the bankruptcy proceedings involving Energy Future Holdings Corp. and certain of its subsidiaries; weather conditions and other natural phenomena; acts of sabotage, wars or terrorist or cyber security threats or activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor’s relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor’s revolving credit facility and indentures governing its debt instruments; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor’s ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.

Regulation G

This presentation includes certain non-GAAP financial measures. Reconciliations of these measures to the most directly comparable GAAP measures are included in this presentation, which is available on Oncor’s website, www.oncor.com, in the Investor section, and also filed with the SEC.

Oncor Electric Delivery

1

3rd Quarter 2015 Investor Call Agenda

Financial Overview David Davis

Chief Financial Officer

Operational Review Bob Shapard Chief Executive

Q&A

Oncor Electric Delivery

2

Residential and Large C&I1 Metrics

Residential Points of Delivery Residential GWH

Q32 ?14 vs. Q3 ?15; thousands of meters Q3 ?14 vs. Q3 ?15

14,494 9.9%

1.5%

2,822 2,865 13,194

At 9/30/14 At 9/30/15 Q3 ‘14 Q3 ‘15

Large C&I Billed MW Demand (Average) Large C&I GWH3

Q3 ?14 vs. Q3 ?15 Q3 ?14 vs. Q3 ?15

4.4%

2.1% 19,504 20,361

17,856 18,238

Q3 ‘14 Q3 ‘15 Q3 ‘14 Q3 ‘15

1	Commercial and Industrial
2	Unless otherwise noted, Q3 reflects three months ended September 30.
3	Prior period adjusted for billing day variation

Oncor Electric Delivery

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Summary of Financial Results1

Adjusted Operating Revenue Increase

Adjusted Operating Revenues Q3 ?14 vs. Q3 ?15; $ millions

Q32 ?14 vs. Q3 ?15; $ millions Revenues Contributing to Earnings: $ millions

Distribution base revenue 32

1,042 Transmission base revenue (TCOS):

1,014 2.8%

Billed to 3rd party wholesale customers 6 214 217 Billed to Oncor Distribution, collected from REPs through TCRF 1

Total transmission base revenue (TCOS) 7 800 825 AMS surcharges and other misc. revenue (14) Total revenues contributing to earnings 25 Revenues to Pass Through Expenses:

Q3 ‘14 Q3 ‘15 3rd party wholesale transmission service billed to Oncor Distribution (i.e. remaining

TCRF revenue) 8

Revenues to pass-through expenses

Energy efficiency and rate case expense

Revenues contributing to earnings surcharges (5)

Total revenues to pass through expenses 3

Total operating revenue increase 28

1 See Appendix for Reg G reconciliations and financial definitions. 2 Unless otherwise noted, Q3 reflects three months ended September 30.

Oncor Electric Delivery

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Summary of Financial Results1 (cont.)

Adjusted EBITDA

Q32 ?14 vs. Q3 ?15 and TME2 ?14 vs. TME ?15; $ millions

1,834 0.4% 1,827

1.5%

534 542

Q3 ‘14 Q3 ‘15 TME ‘14 TME ‘15

Adjusted Net Income Adjusted Operating Cash Flow Q3 ?14 vs. Q3 ?15; $ millions Q3 ?14 vs. Q3 ?15; $ millions

5.1% 433 455

5.2% 154 162

Q3 ‘14 Q3 ‘15 Q3 ‘14 Q3 ‘15

1	See Appendix for Reg G reconciliations and financial definitions.

2 Unless otherwise noted, Q3 reflects three months ended September 30 and TME reflects twelve months ended September 30.

Oncor Electric Delivery

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Ample Liquidity and Stable Credit Metrics

Secured Revolving Credit Facility1

Balances at September 30, 20152; $ millions

2,400 (715)

1,685 18 1,703

Revolver Capacity Borrowings and Letters Effective Remaining Cash Total Available Liquidity of Credit Capacity

Adjusted EBITDA3/Cash Interest Debt/Adjusted EBITDA

TME4 ?14 vs. TME ?15; Ratio TME ?14 vs. TME ?15; Ratio

5.3x 5.5x

3.4x 3.5x

TME ?14 TME ?15 TME ?14 TME ?15

1	Oncor’s revolving credit facility matures in 2017, reflecting a one-year extension exercised in October 2015.

2 Oncor’s revolving credit facility had a borrowing capacity of $2.4 billion at September 30, 2015. The borrowing capacity was permanently reduced to $2.0 billion in October 2015.

3	See Appendix for Reg G reconciliations and financial definitions.
4	Unless otherwise noted, TME reflects twelve months ended September 30.

Oncor Electric Delivery

6

3rd Quarter 2015 Investor Call Agenda

Financial Overview David Davis

Chief Financial Officer

Operational Review Bob Shapard Chief Executive

?Q&A

Oncor Electric Delivery

7

Appendix—

Regulation G Reconciliations and Financial Definitions

Oncor Electric Delivery

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Financial Definitions

Measure Definition

Adjusted Operating Revenues Oncor operating revenues, less operating revenues of Oncor Electric Delivery

(non-GAAP) Transition Bond Company LLC (BondCo)

Adjusted Net Income Oncor net income, less effects of purchase accounting, tax audit settlement

(non-GAAP) and net income of BondCo

Adjusted Operating Cash Flow Oncor cash provided by operating activities, less BondCo cash provided by

(non-GAAP) operating activities

Debt (non-GAAP) Oncor total debt, less transition bonds of BondCo

Total Debt (GAAP) Oncor long-term debt (including current portion) plus bank loans

Income from continuing operations before interest expense and related charges and provisions in lieu of income tax, plus depreciation and

Adjusted EBITDA (non-GAAP) amortization and special items, less BondCo results. Also adjusted for the effect of the regulatory asset write off reversal, where applicable. EBITDA is a measure used by Oncor to assess performance.

Total debt less transition bonds divided by Adjusted EBITDA. Transition, or

Debt/Adjusted EBITDA securitization, bonds are serviced by a regulatory transition charge on wires

(non-GAAP) rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality.

Adjusted EBITDA/Cash Interest Adjusted EBITDA divided by cash interest expense is a measure used by

(non-GAAP) Oncor to assess credit quality.

Oncor Electric Delivery

Table 1: Oncor Adjusted Operating Revenues Reconciliation

Three Months Ended September 30, 2014 and 2015 $ millions

Q3 ?14 Q3 ?15

Operating revenues – Oncor 1,054 1,072

Adjustments: Operating revenues – BondCo (40) (30)

Adjusted operating revenues, excluding BondCo 1,014 1,042

Oncor Electric Delivery

Table 2: Oncor Adjusted EBITDA Reconciliation

Three and Twelve Months Ended September 30, 2014 and 2015

$ millions

Q3 ?14 Q3 ?15 TME ?14 TME ?15

Net income – Oncor 158 163 458 454

Plus: Depreciation & amortization – Oncor 218 217 844 866

Provision in lieu of income taxes – Oncor 98 96 280 264

Interest expense – Oncor 89 84 354 337

Equals: EBITDA – Oncor 563 560 1,936 1,921

Adjustments: Net income – BondCo ? ? ? ?

Depreciation & amortization – BondCo (37) (28) (131) (124)

Interest expense – BondCo (3) (1) (15) (8)

Effects of fair value accounting (pre tax) (3) (1) (13) (7)

Reversal of write off of regulatory assets (pre tax) ? ? (4) ?

Regulatory asset amortization in O&M expense 14 12 54 52

Oncor Adjusted EBITDA, excluding BondCo 534 542 1,827 1,834

Oncor Electric Delivery

Table 3: Oncor Adjusted Net Income Reconciliation

Three Months Ended September 30, 2014 and 2015 $ millions

Q3 ?14 Q3 ?15

Net income – Oncor 158 163 Adjustments: Effects of purchase accounting (after tax) (2) (1) Tax audit settlement (after tax) (2) ? BondCo net income ? ?

Adjusted net income, excluding BondCo 154 162

Oncor Electric Delivery

Table 4: Oncor Adjusted Operating Cash Flow Reconciliation

Three Months Ended September 30, 2014 and 2015 $ millions

Q3 ?14 Q3 ?15

Operating cash flow – Oncor 474 479

Adjustments: Operating cash flow – BondCo (41) (24)

Adjusted operating cash flow, excluding BondCo 433 455

Oncor Electric Delivery

Table 5: Oncor Total Debt Reconciliation

At September 30, 2014 and 2015 $ millions

At 9/30/14 At 9/30/15

Short-term debt- Oncor 720 708 Long-term debt due currently – Oncor 636 86 Long-term debt, less due currently – Oncor 5,041 5,681 Total debt – Oncor, including BondCo 6,397 6,475 Adjustments: Long-term debt due currently – BondCo (136) (86) Long-term debt, less due currently – BondCo (86) ?

Total Oncor debt, excluding BondCo 6,175 6,389

Oncor Electric Delivery

Table 6: Oncor Interest And Debt Coverages

Twelve Months Ended September 30, 2014 and 2015 $ millions

TME ?14 TME ?15 Ref Source

Interest expense and related charges – Oncor 354 337 Amortization of debt discount – Oncor (2) (2) AFUDC – Oncor 5 5 Cash interest expense – Oncor 357 340 Less: Interest expense – BondCo (15) (8)

Cash interest expense, excluding BondCo 342 332 A

EBITDA, excluding BondCo 1,827 1,834 B Table 2 Total debt, excluding BondCo 6,175 6,389 C Table 5

EBITDA/cash interest – ratio (B / A) 5.3x 5.5x

Debt/EBITDA – ratio (C / B) 3.4x 3.5x

Oncor Electric Delivery